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CUSIP No. - 011589 10 8                                Page 14 of 14 Pages

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EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Alamosa Holdings, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 27th day of September, 2001.

                           CAROLINE HUNT TRUST ESTATE



                           By: /s/ Don W. Crisp
                               -------------------------------------------------
                                Don W. Crisp, Trustee

                           THE ROSEWOOD CORPORATION



                           By: /s/ C. Jedson Nau
                               -------------------------------------------------
                                C. Jedson Nau, Senior Vice President

                           ROSEWOOD FINANCIAL, INC.



                           By: /s/ C. Jedson Nau
                               -------------------------------------------------
                                C. Jedson Nau, Senior Vice President

                           FORTRESS VENTURE CAPITAL II, L.P.



                           By:      ROSEWOOD MANAGEMENT
                                    CORPORATION, its General Partner



                                    By: /s/ C. Jedson Nau
                                        ----------------------------------------
                                        C. Jedson Nau, Senior Vice President

                           ROSEWOOD MANAGEMENT CORPORATION



                           By: /s/ C. Jedson Nau
                               -------------------------------------------------
                                C. Jedson Nau, Senior Vice President